Exhibit 99.1

CERTIFICATE OF AMENDMENT
OF BYLAWS OF

BRIDGFORD FOODS CORPORATION

The undersigned, being the duly elected, qualified and acting Secretary of Bridgford Foods Corporation, a California corporation (the “Corporation”), does hereby certify, as follows:

1.                                       Section 1 of Article VI of the Bylaws of the Corporation was amended, at a meeting of the Board the Directors of the Corporation duly noticed and held on October 8, 2007, to read in its entirety as follows:

“SECTION 1.                          CERTIFICATES; DIRECT REGISTRATION SYSTEM

Shares of the corporation’s capital stock may be certificated or uncertificated, as provided under California law. Any outstanding certificated shares shall not be uncertificated until such certificate is surrendered to the corporation. Any certificates that are issued shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; the par value, if any, or a statement that such shares are without par value; a statement of the rights, privileges, preferences and restrictions, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

Every certificate for shares must be signed by the President or a Vice-President and the Secretary or an Assistant Secretary. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Shares of the corporation’s capital stock may also be evidenced by registration in the holder’s name in uncertificated, book-entry form on the books of the corporation in accordance with a direct registration system approved by the Securities and Exchange Commission and by the NASDAQ Stock Market or any securities exchange on which the stock of the corporation may from time to time be traded.”

2.                                       Section 2 of Article VI of the Bylaws of the Corporation was also amended at such meeting to read in its entirety as follows:

“SECTION 2.                          TRANSFER ON THE BOOKS

Transfers of shares shall be made only upon the transfer books of the corporation kept at an office of the corporation or by transfer agents designated to transfer shares of the stock of the corporation. Except in the case of uncertificated shares issued in accordance with Section 1 of Article VI of these By-Laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books. Subject to the foregoing, the Board of Directors shall have power and authority to make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer, and registration of shares of stock of the corporation.”

3.                                       The foregoing amendments to the Bylaws of the Corporation have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.

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IN WITNESS WHEREOF, I have hereunto subscribed my name on October 8, 2007.

/s/ Cindy Matthews-Morales
Cindy Matthews-Morales, Secretary